UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2005

                         Callisto Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                               001-32325           13-3894575
(State or other jurisdiction           (Commission         IRS Employer
of incorporation or organization)      File Number)        Identification No.)

                        420 Lexington Avenue, Suite 1609
                            New York, New York 10170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (212) 297-0010

          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 10, 2005, the Board of Directors of Callisto Pharmaceuticals, Inc., a Delaware corporation ("Callisto"), pursuant to a unanimous written consent of the Board of Directors elected Randall Johnson, Ph.D., a director of Callisto to serve until the next annual meeting of the stockholders of Callisto and/or until his successor has been duly elected and qualified. A copy of the press release is attached hereto as Exhibit 99.1

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

              99.1          Press Release dated February 14, 2005.


..

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 14, 2005

                                            CALLISTO PHARMACEUTICALS, INC.



                                            By:  /S/ GARY S. JACOB
                                                 ----------------------
                                                 Gary S. Jacob, Ph.D.
                                                 Chief Executive Officer



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